UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14a

PROXY STATEMENT

Pursuant to Section 14(A) of The Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOPE BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Hope Bancorp VOTE Online Go to www.envisionreports.com/HOPE or scan the QR code – login details are located in the shaded bar below. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the HOPE BANCORP Stockholder Meeting to be Held on May 18, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2023 Annual Meeting of Hope Bancorp Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 Proxy Statement and 2022 Annual Report on Form 10-K to stockholders are available at: www.envisionreports.com/HOPE Easy Online Access – View your proxy materials and vote. Step 1: Go to www.envisionreports.com/HOPE. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 5, 2023 to facilitate timely delivery. 2 NOT 03RVIF

HOPE BANCORP Meeting Notice 2023 Annual Meeting of Hope Bancorp Stockholders will be held on May 18, 2023 virtually via the Internet at www.meetnow.global/HOPE2023 at 10:30 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors of Hope Bancorp recommends a vote “FOR” each of the director nominees identified in Proposal 1 and “FOR” each of Proposals 2 and 3. 1. Election of the following Director Nominees to serve as members of the Hope Bancorp (the “Company”) board of directors until the Company’s next annual meeting of stockholders and until their successors are elected and qualified: 01 - Kevin S. Kim 02 - Scott Yoon-Suk Whang 03 - Steven S. Koh 04 - Donald D. Byun 05 - Jinho Doo 06 - Daisy Y. Ha 07 - Joon Kyung Kim 08 - William J. Lewis 09 - David P. Malone 10 - Lisa K. Pai 11 - Mary E. Thigpen 12 - Dale S. Zuehls 2. Ratification of appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. 3. Approval, on an advisory and non-binding basis of the compensation paid to the Company’s 2022 Named Executive Officers as identified in the Company’s 2023 proxy statement. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. – Internet - Go to www.envisionreports.com/HOPE. Click Cast Your Vote or Request Materials. – Phone - Call us free of charge at 1-866-641-4276. – Email - Send an email to investorvote@computershare.com with “Proxy Materials HOPE BANCORP” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 5, 2023.